UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		August 1, 2013
ECLIPSE IDENTITY RECOGNITION CORPORATION
(Exact name of registrant as specified in its charter)
Nevada	333-175792	80-0729029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15732 Los Gatos Blvd. pmb 525, Los Gatos, California		95032
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(408) 538-3373
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)

Previous independent registered public accounting firm

(i)	On August 19, 2013, Eclipse Identity Recognition Corporation (“our company”) formally informed Seale and Beers, CPAs of their dismissal as our company’s independent registered public accounting firm.

(ii)

The reports of Seale and Beers, CPAs on our company’s financial statements as of and for the fiscal year ended May 31, 2012 and period of inception from May 5, 2011 to May 31, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our company’s ability to continue as a going concern.

(iii)	Our company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the two most recent fiscal year ended May 31, 2012, period of inception from May 5, 2011 to May 31, 2011, and the subsequent interim period to August 19, 2013, there have been no disagreements with Seale and Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, CPAs, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

(v)

Our company has requested that Seale and Beers, CPAs furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  The letter of Seale and Beers, CPAs is incorporated into this report as Exhibit 16.1.

(b)

New independent registered public accounting firm

On August 1, 2013, our company engaged Weinberg & Baer LLP as its new independent registered public accounting firm.  During the two most recent fiscal years and through July 31, 2013, our company had not consulted with Weinberg & Baer LLP regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed; or

(ii)

The type of audit opinion that might be rendered on our company’s consolidated financial statements, and none of the following was provided to our company:  (a) a written report, or (b) oral advice that Weinberg & Baer LLP concluded was an important factor considered by our company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from Seale and Beers, CPAs to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSE IDENTITY RECOGNITION CORPORATION
/s/ Stephen Miller
Stephen Miller
President, Chief Financial Officer, Secretary and Director
Date: August 20, 2013